UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2007

CHARDAN SOUTH CHINA ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51432	20-2479786
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Broadway, Suite 1111, San Diego, California	92101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 795-4627

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 20, 2007, the registrant announced that it will hold a special meeting of stockholders on July 20, 2007 for the purposes of, among other things, extending the date before which the registrant must complete a business combination, to avoid being required to liquidate, from August 10, 2007 to February 10, 2008. Stockholders of record as of June 22, 2007, the record date for the meeting, will be entitled to attend the special meeting and vote on the proposals. The registrant has issued the press release included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release dated June 20, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2007	CHARDAN SOUTH CHINA ACQUISITION CORPORATION

	By:	/s/ Kerry Propper
Name: Kerry Propper Title: Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 20, 2007.